UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2003

Commission File Number 1-5097

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	39-0380010
(State of Incorporation)	(I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM 5   OTHER EVENTS

Rande Somma has resigned as an officer of Johnson Controls, Inc., effective as of October 1, 2003. He had been serving as President of the Company’s Automotive Group and had previously served in a number of other positions during his career at the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ Stephen A. Roell Stephen A. Roell Senior Vice President and Chief Financial Officer

Date: October 3, 2003

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